UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2023

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

AMC Preferred Equity Units, each constituting a depositary share representing 1/100th interest in a share of Series A Convertible Participating Preferred Stock	APE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

In connection with the previously announced settlement of the case In re AMC Entertainment Holdings, Inc. Stockholder Litigation (the “Shareholder Litigation”), on August 24, 2023, AMC Entertainment Holdings, Inc. (the “Company”) filed a prospectus supplement, to its shelf registration statement on Form S-3 (File No. 333-266536), registering 6,918,090 shares of Class A common stock (the “Settlement Shares”) (before certain adjustments with respect to holders excluded from the settlement class) to be issued as a settlement payment pursuant to the terms of the Stipulation and Agreement of Compromise, Settlement and Release, dated as of April 27, 2023, by and between the Company and the named plaintiffs. The Settlement Shares will be issued to record holders of Class A common stock at the close of business on August 24, 2023, at a ratio of one share of Class A common stock for every 7.5 shares of Class A common stock owned by such record holders (after giving effect to the reverse stock split of the Class A common stock on August 24, 2023). Contingent upon the conversion of AMC Preferred Equity Units into Class A common stock, the Settlement Shares will be issued on or shortly after August 28, 2023. For more information regarding the Shareholder Litigation and settlement payment, please refer to our Current Reports on Form 8-K, as filed with the SEC on April 3, 2023 and August 14, 2023, respectively.

A copy of the opinion of Weil, Gotshal & Manges LLP, relating to the validity of the Settlement Shares is filed with this Current Report on Form 8-K as Exhibit 5.1.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “may,” “will,” “forecast,” “estimate,” “project,” “intend,” “plan,” “expect,” “should,” “believe” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions and speak only as of the date on which they are made. Examples of forward-looking statements include statements we make regarding the issuance of the Settlement Shares. These forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors, and are based on information available at the time the statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. For a detailed discussion of risks, trends and uncertainties facing AMC, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC and as thereafter amended, and the risks, trends and uncertainties identified in the Company’s other public filings. The Company does not intend, and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description of Exhibit
5.1	Opinion of Weil, Gotshal & Manges LLP with respect to the Settlement Shares.
23.1	Consent of Weil, Gotshal & Manges LLP (Included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: August 24, 2023	By:	/s/ Kevin M. Connor
Name: Kevin M. Connor
Title: Senior Vice President, General Counsel and Secretary